UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operation and Financial Condition.

On November 8, 2004, Midway Games Inc. issued a press release discussing financial results for the third quarter of 2004 and financial guidance, a copy of which was filed with the SEC on Form 8-K on November 9, 2004. Shortly after the issuance of the November 8, 2004 press release, Midway Games Inc. held a conference call discussing financial results for the third quarter of 2004 and financial guidance, including a question and answer period. A transcript of that call is being furnished to the SEC pursuant to this Form 8-K and is attached to this report as Exhibit 99.1.

Unless expressly incorporated into a filing of the Registrant with the SEC, the information contained in this report shall not be deemed incorporated by reference into any such filing, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibits	Description
99.1	Transcript of Midway Games Inc. Conference Call dated November 8, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

November 12, 2004	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Transcript of Midway Games Inc. Conference Call dated November 8, 2004